UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 4, 2012

Vycor Medical, Inc.

(Exact name of registrant)

Delaware	333-149782	20-3369218
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6401 Congress Avenue, Suite 140

Boca Raton, FL 33487

(Address of principal executive offices and zip code)

561-558-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment is being filed pursuant to the instructions with respect to Item 9.01-- Financial Statements and Exhibits, which provides that financial statements required by said item may be filed with the initial report, or by amendment not later than 71 calendar days after the date that the initial report on Form 8-K must be filed. This Report includes the financial statements required in Item 9.01.

Item 1.01. Entry into a Material Definitive Agreement

On January 4, 2012, Vycor Medical, Inc. (“Vycor” or the “Company”) and its wholly-owned subsidiary, NovaVision, Inc. (“NovaVision”), entered into various agreements with Professor Arash Sahraie (“Prof. Sahraie”) and the University of Aberdeen (Scotland) (the “University”), relating to the acquisition of all of the shares of Sight Science, Ltd. (“Sight Science”) by NovaVision (the “Transaction”). The Company, NovaVision, Prof. Sahraie and the University are hereinafter collectively referred to as the “Parties”. The Company is filing this Amended Current Report on Form 8- K to report the consolidated financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 1.02. Completion of Acquisition or Disposition of Assets

Please refer to Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The unaudited financial statements of Sight Science as of and for the three month period ended September 30, 2011 are filed with this Form 8-K/A as Exhibit 99.2. The audited financial statements of Sight Science as of and for the fiscal year ended June 30, 2011, and the related report of Paritz & Company, P.A. are filed with this Form 8-K/A as Exhibit 99.3.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of Sight Science. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and the twelve months ended December 31, 2010 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 gives effect to the acquisition of Sight Science as if it had occurred as of September 30, 2011. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2011 and the twelve months ended December 31, 2010 give effect to the acquisition of Sight Science as if it had occurred as of January 1, 2011 and January 1, 2010, respectively. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of Sight Science or the Company.

(d)	Exhibits

Exhibit 2.1.

Share Purchase Agreement, dated as of January 4, 2012, by and between Vycor Medical, Inc., NovaVision, Inc., Professor Arash Sahraie and the University of Aberdeen (Scotland).

Exhibit 2.2

Patent Agreement dated as of January 4, 2012, by and between the University of Aberdeen (Scotland) and Sight Science, Ltd.

Exhibit 2.3

Staff Secondment Agreement dated as of January 4, 2012, by and between the University of Aberdeen (Scotland) and NovaVision, Inc.

Exhibit 2.4

Option Agreement dated as of January 4, 2012, by and between the University of Aberdeen (Scotland) and Sight Science, Ltd.

Exhibit 2.5

Non-Compete, Nondisclosure, and Ownership of Intellectual Property Agreement dated as of January 4 2012, by and between Vycor Medical, Inc., NovaVision, Inc. and Prof. Sahraie.

Exhibit 23.1*

Consent of Paritz & Company, P.A.

Exhibit 99.1

Vycor Medical, Inc. Press Release dated January 9, 2012 pertaining to the Transaction.

Exhibit 99.2*

Unaudited financial statements of Sight Science as of and for the nine months ended September 30, 2011

Exhibit 99.3*

Audited financial statements of Sight Science as of and for the year ended June 30, 2011 and related report of Paritz & Company, P.A, Registered independent auditors

Exhibit 99.4*

Unaudited Pro Forma Condensed Consolidated Balance Sheet as on September 30, 2011; Statement of Operations for the nine months ended September 30, 2011 and the twelve months ended December 30, 2010.

*

filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL, INC.

By:	/s/ David Cantor
Name:	David Cantor
Title:	President

Dated: March 20, 2012